UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 16, 2004

                             1ST SOURCE CORPORATION
             (Exact name of registrant as specified in its charter)

INDIANA                                 0-6233                   35-1068133
(State or other jurisdiction of  (Commission File No.)       (I.R.S. Employer
incorporation or organization)                               Identification No.)

              100 NORTH MICHIGAN STREET, SOUTH BEND, INDIANA 46601
               (Address of principal executive offices) (Zip Code)

                                  574-235-2702
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events

On September 16, 2004, 1st Source Corporation issued a press release that announced it completed a private placement issuance of $30 million of trust preferred securities and that the net proceeds were used to redeem $27.5 million of outstanding trust preferred securities. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.     Financial Statements and Exhibits

            (c)  Exhibits

                 99.1  Press release dated September 16, 2004.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   1st SOURCE CORPORATION
                                                   (Registrant)


Date:  September 16, 2004                          /s/JOHN B. GRIFFITH
                                                   -------------------
                                                   John B. Griffith
                                                   Secretary and General Counsel